Supplement Dated May 17, 2013 to
Prospectuses Dated May 1, 2013 for

Protective Preserver
Protective Single Premium Plus
 Protective Premiere II and
Protective Premiere III

Issued by
Protective Life Insurance Company
Protective Variable Life Separate Account

This Supplement amends certain information contained in your variable life prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference.

This Supplement corrects a typographical error in your May 1, 2013 variable life prospectus. The Invesco V.I. American Franchise Fund, Invesco V.I. Comstock Fund and the Invesco V.I. Growth and Income Fund should be Series I instead of Series II.